Washington, D.C. 20549


                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 31, 2010

                             Atomic Paintball, Inc.
                             ----------------------
             (Exact name of registrant as specified in its charter)


                                      Texas
                                     -------
                 (State or other jurisdiction of incorporation)



        000-52856                                          75-2942917
---------------------------                               -------------
(Commission File Number)                                   (I.R.S. Employer
                                                          Identification No.)

                        501 Trophy Lake Drive, Suite 314,
                         PMB 106, Trophy Club, TX 76262
                         ------------------------------
               (Address of principal executive offices)(Zip Code)

         Registrant's telephone number, including area code: 817-491-8611

                                  ____n/a_____
              (Former name, former address and former fiscal year,
                         if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

On December 31, 2010, the Company entered into Agreements with two of its directors, D. Mark Dominey and Stephen Weathers. The Agreements are attached as exhibits to this 8-K.

Under the Agreements, Messrs Dominey and Weathers agree to act as directors for one year. They agree to perform such duties and responsibilities as are normally related to the position of director in accordance with the Company's Bylaws. Mr. Weathers and Mr. Dominey have waived the fee of $500 per quarter, and each will receive 100,000 shares of the Company's common stock. Mr. Dominey's Agreement terminates if Mr. Dominey resigns or is terminated as a director, and Mr. Weathers' Agreement terminates if Mr. Weathers resigns or is terminated as a director.


                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Shirley L. Heller was  appointed  Secretary  of Atomic  Paintball on January 23,
2010.

SHIRLEY L. HELLER, secretary, Shirley "Sam" L. Heller is Senior Executive Assistant to the Managing General Counsel and Securities Counsel for Fluor Corporation, a Fortune 500 company headquartered in Irving, Texas. Fluor provides services on a global basis in the fields of engineering, procurement, construction, operations, maintenance and project management. Ms. Heller joined Fluor in April 2006.

At Fluor, Ms. Heller is integrally involved with the company's intellectual property management as well as the company's SEC related filings and compliance efforts.

Ms. Heller is currently attending Kaplan University pursuing her Bachelor of Science Degree in Business. Her projected graduation date is December, 2010.

Ms. Heller resides in Roanoke, Texas with her daughter. In her spare time, she enjoys boating and motorcycling, as well as engaging in charitable endeavors.


                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

         Exhibit No.                         Description

         10.1                       Agreement Board of Directors (Dominey)
         10.2                       Agreement Board of Directors (Weathers)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          ATOMIC PAINTBALL, INC.

                                               (Registrant)

                                        Dated: February 9, 2010


                                   /s/ Don Mark Dominey
                                   -------------------------------------------
                                    Don Mark Dominey, Chief Executive Officer